UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2006
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                     33-18978                  22-1441806
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


      728 Garden St
Carlstadt, New Jersey 07072                              (201) 933-1600
   (Address of principal                         (Registrant's telephone number,
    executive offices)                                 including area code)


                                 Not Applicable

         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240. 14e-4(c))


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Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

          On July 25, 2006, the registrant issued a press release to announce that it has been awarded a major contract by the U.S. Navy for Intermediate Level TACAN Testers ("ITATS"). The ITATS award value for the firm-fixed price; indefinite-delivery/indefinite-quantity is $12,724,750, including future deliverables. The Company has received the first delivery order valued at $4,443,816 for systems engineering, design and integration, fabrication, testing, and associated logistics costs for six First Article Test Units. Production will take place in Carlstadt, N.J., and the initial delivery order is expected to be completed in the next 18 to 24 months. A copy of the press release is attached as Exhibit A and incorporated herein by reference.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                                 TEL-INSTRUMENT ELECTRONICS CORP


Date: July 25, 2006                              By /s/ Harold K. Fletcher
                                                    ----------------------------
                                                    Harold K. Fletcher
                                                    Chairman and President


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